UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 233-3500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2006, ACT Teleconferencing, Inc. issued a press release regarding its financial results for the third quarter of 2006. A copy of the press release is furnished to the United States Securities and Exchange Commission with this current report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

N/A

(b)	Pro forma financial information.

N/A

(c)	Shell company transactions.

N/A

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated November 14, 2006 furnished pursuant to Item 2.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc.

Date: November 17, 2006	By:	/s/ Gene Warren
Gene Warren
Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press release dated November 14, 2006 furnished pursuant to Item 2.02